Exhibit10.3

SECOND AMENDMENT TO LEASE AGREEMENT

This SECOND AMENDMENT TO LEASE AGREEMENT (“Second Amendment”) is dated as of the 30th day of June, 2020 (“Effective Date”), by and between 300 Rouse Boulevard, LLC, a Delaware limited liability company (“Landlord”) and IOVANCE BIOTHERAPEUTICS, INC., a Delaware corporation (“Tenant”).

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated May 28, 2019, as amended by the First Amendment to the Lease Agreement dated August 20, 2019 (as so amended, the “Lease”) respecting certain premises located at 300 Rouse Boulevard, Philadelphia, Pennsylvania, as more particularly described in the Lease; and

WHEREAS, Landlord and Tenant now desire to amend the Lease as more particularly set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby amend the Lease as follows:

1.         Phase 1-A Delivery Date.  The parties confirm and agree that the Phase 1-A Delivery Date occurred on April 14, 2020.

2.         Modification to Determination of Substantial Completion.  Article I, Section 3.A. of Exhibit E, Work Letter Attached to Lease, is hereby deleted in its entirety and replaced in its entirety by the following terms:

“A. Determination of Substantial Completion.  As used in this Lease, “SUBSTANTIAL COMPLETION” or “SUBSTANTIALLY COMPLETE” for the Landlord's Work shall mean that (i) Landlord has delivered to Tenant a certificate of the Base Building Architect, in the form of AIA form 0704-2017 or such other form as may be agreed upon by the parties, certifying that the Base Building Work has been substantially completed (subject to the Base Building Punch List and any elements of Landlord’s Work that cannot be completed due to ongoing or incomplete Tenant’s Work) substantially in accordance with (a) the final plans and specifications developed in accordance with this Exhibit “E”, (b)  all applicable laws, codes and ordinances, and, (c) the Landlord’s Work has received and obtained all required construction inspection approvals from governmental authorities having jurisdiction over the Landlord’s Work, other than a certificate of occupancy or equivalent instrument; (ii) Landlord has delivered to Tenant physical possession of, and full access to and use of, the Premises for the undertaking of the Tenant’s Work, except for Base Building Punch List work; (iii) except as may be reasonably required for Landlord to complete the Base Building Punch List work, all applicable areas are free and clear of Landlord's construction and debris, temporary protection, and any temporary walls or walkways; (v) all building envelope (facade and roof) work is complete, other than, with respect to the

Substantial Completion of Phase 1-A only, the façade on column line 11.1, which will be clad in the same material as Phase 1-B contemporaneously with Phase 1-B; (vi) all building systems have been tested, balanced, and are operational and in good working order, other than (A) the fire safety systems of the Building, which will be modified as part of the Tenant’s Work, and (B) the 4” domestic water line which runs through Phase 1-A (the installation of which shall accommodate the construction sequencing of Tenant’s Work), which shall be installed as part of the Base Building Punch List for Phase 1-A; and (vii) access to loading docks and service elevators is available for Tenant's use as permitted in the Lease.”

3.         Modification to Commencement of Tenant’s Work. The following sentence in Article II, Section 2.A. of Exhibit E, Work Letter Attached to Lease, is hereby deleted:

“The parties agree that, without limitation, the following elements of the Tenant’s Work may be undertaken while Phase 1-A is in Non-Weathertight Condition: layout; hangers for pipes; structural support steel/hangers for walkable ceiling, and; frame duct and pipe openings in structural steel.”

and replaced in its entirety by the following sentence:

“The parties agree that, without limitation, the following elements of the Tenant’s Work may be undertaken while Phase 1-A is in Non-Weathertight Condition: activities related to the construction and preparation of the facility for the clean room manufacturing area, including structural, mechanical and electrical activities that are not dependent on weather tightness of the building, including but not limited to layout and hangers, mechanical and piping rough-in, electrical rough-ins, pre-installation of clean room components, and interior and exterior equipment setting; provided, however, that Tenant shall not be permitted to access the roof of the Building for the installation of Tenant’s exterior equipment until the roof inspection is complete and the roof warranty is in place.  Landlord shall make diligent good faith efforts to provide such roof access by July 1, 2020, the parties acknowledging that Tenant desires, not later than July 1, 2020, access to the roof to install its equipment in accordance with the Final Tenant Improvement Construction Documents in order not to delay the critical path of Tenant’s Work.  If Landlord fails to provide such access by July 16, 2020 for any reason other than Excusable Delay, such delay shall constitute a Landlord Delay.”

4.         Covid-19 Provisions.  Notwithstanding anything in the Lease to the contrary, and for the avoidance of doubt, the parties confirm and agree that the current COVID-19 pandemic is a causal event of a nature that may give rise to Excusable Delay, as defined in the Lease (the “COVID-19 Event”). Landlord confirms that any Excusable Delay arising from the COVID-19 Event prior to the Effective Date hereof has been taken into account with respect to the schedule for achievement of Substantial Completion of the Landlord’s Work, is incorporated into the project schedule in effect as of the Effective Date of this

Amendment, and has not given rise to any Excusable Delay.  However, without in any way limiting the definition of Excusable Delay set forth in the Lease, to the extent any delay in the Landlord’s Work is caused, in whole or in part, by the COVID-19 Event and arises after the execution of this Amendment, such delay will be deemed to be an Excusable Delay, but shall not be considered a Tenant Delay or a Landlord Delay, and may extend the Commencement Date as appropriate.

5.         Modification to Tenant Work Timetable for Submission and Approval of Plans.  The Outside Date for Submission by Tenant Design Time for the TI Construction Documents set forth on Schedule 3 to Exhibit “E” is hereby revised to May 27, 2020.

6.         Modification of Screening.  Notwithstanding anything in the Lease to the contrary, the parties hereby agree that the screening contemplated under Section 34(a) of the Lease to screen from view the Generator and under Section 36(b) of the Lease to screen from view the Storage Tanks, which shall be located within the utility yard with additional equipment, shall be comprised of appropriate fencing, vegetation barrier and security of design, size and location to be negotiated reasonably and in good faith by Tenant and Landlord, the cost of which is currently estimated not to exceed $158,000.

7.         Modification of Phase 1-B Outside Delivery Date.  Notwithstanding anything in the Lease to the contrary, the parties hereby agree to amend Section 1(i) of the Lease to revise the definition of “Outside Phase 1-B Delivery Date” to mean November 28, 2020.  The parties agree and acknowledge that as of the Effective Date, there have been no Landlord Delays, Tenant Delays or Excusable Delays and the project is proceeding on schedule to meet the anticipated Phase 1A Substantial Completion Date of July 16, 2020 and the anticipated Phase 1B Delivery Date of October 7, 2020.

8.         Ratification of Certain Remedies.  Section 22 of the Lease provides, under certain circumstances, for the remedy of confession of judgment against the Tenant for ejectment.  In order to confirm and ratify such remedy, Tenant restates the same in its entirety as follows:

(a)  WHEN THIS LEASE AND THE TERM OR ANY EXTENSION THEREOF SHALL HAVE BEEN TERMINATED ON ACCOUNT OF ANY DEFAULT BY TENANT, OR WHEN THE TERM OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED, TENANT HEREBY AUTHORIZES ANY ATTORNEY OF ANY COURT OF RECORD OF THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR TENANT AND FOR ANYONE CLAIMING BY, THROUGH OR UNDER TENANT AND TO CONFESS JUDGMENT AGAINST ALL SUCH PARTIES, AND IN FAVOR OF LANDLORD, IN EJECTMENT AND FOR THE RECOVERY OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE OR A TRUE AND CORRECT COPY HEREOF SHALL BE GOOD AND SUFFICIENT WARRANT.  AFTER THE ENTRY OF ANY SUCH JUDGMENT A WRIT OF POSSESSION MAY BE ISSUED THEREON WITHOUT FURTHER NOTICE TO TENANT AND WITHOUT A HEARING.

IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED IT SHALL BE DETERMINED AND POSSESSION OF THE PREMISES REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT(S) OR UPON THE TERMINATION OF THIS LEASE OR TENANT'S RIGHT OF POSSESSION AS HEREIN SET FORTH, TO AGAIN CONFESS JUDGMENT AS HEREIN PROVIDED, FOR WHICH THIS LEASE OR A TRUE AND CORRECT COPY HEREOF SHALL BE GOOD AND SUFFICIENT WARRANT.

Initials on behalf of Tenant: ____

(b)  THE WARRANT TO CONFESS JUDGMENT SET FORTH ABOVE SHALL CONTINUE IN FULL FORCE AND EFFECT AND BE UNAFFECTED BY AMENDMENTS TO THIS LEASE OR OTHER AGREEMENTS BETWEEN LANDLORD AND TENANT EVEN IF ANY SUCH AMENDMENTS OR OTHER AGREEMENTS INCREASE TENANT'S OBLIGATIONS OR EXPAND THE SIZE OF THE PREMISES.

(c)  TENANT EXPRESSLY AND ABSOLUTELY KNOWINGLY WAIVES AND RELEASES (i) ANY RIGHT, INCLUDING, WITHOUT LIMITATION, UNDER ANY APPLICABLE STATUTE, WHICH TENANT MAY HAVE TO RECEIVE A NOTICE TO QUIT PRIOR TO LANDLORD COMMENCING AN ACTION FOR REPOSSESSION OF THE PREMISES AND (ii) ANY RIGHT WHICH TENANT MAY HAVE TO NOTICE AND TO HEARING PRIOR TO A LEVY UPON OR ATTACHMENT OF TENANT'S PROPERTY OR THEREAFTER AND (iii) ANY PROCEDURAL ERRORS IN CONNECTION WITH THE ENTRY OF ANY SUCH JUDGMENT OR IN THE ISSUANCE OF ANY ONE OR MORE WRITS OF POSSESSION OR EXECUTION OR GARNISHMENT THEREON.

Initials on behalf of Tenant:____

9.         Miscellaneous.

(a)        Except as expressly modified herein, the Lease shall continue unmodified and remain in full force and effect in accordance with its terms.         From and after the Effective Date, the term “Lease” as used in the Lease and this Second Amendment, shall mean, except to the extent the context otherwise requires, the Lease, as amended by this Second Amendment.

(b)        The respective rights and obligations provided in this Second Amendment shall bind and inure to the benefit of the parties hereto, their permitted successors and assigns under the Lease.

(c)        This Second Amendment shall be construed, governed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles relating to conflicts of law.

(d)        This Second Amendment may be executed in any number of counterparts, each of which when taken together shall be deemed to be one and the same instrument.  The parties acknowledge and agree that notwithstanding any law or presumption to the contrary a facsimile or electronically delivered Portable Document Format (.pdf) (or similar electronic format) signature of either party whether upon this Amendment shall be deemed valid and binding and admissible by either party against the other as if the same were an original ink signature.

(Signatures continued on next page)

IN WITNESS WHEREOF, intending to be legally bound, Landlord and Tenant have executed this Second Amendment to Lease Agreement as of the date first above written.

Landlord:

300 ROUSE BOULEVARD, LLC

By:	/s/ John S. Gattuso
Name: John S. Gattuso
Title: Authorized Signatory

Tenant:

IOVANCE BIOTHERAPEUTICS, INC.

By:	/s/ Frederick G. Vogt
Name: Frederick G. Vogt
Title: General Counsel and Corporate Secretary